UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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WORLD WRESTLING ENTERTAINMENT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WORLD WRESTLING ENTERTAINMENT, INC. 1241 EAST MAIN STREET STAMFORD, CT 06902 ATTN: INVESTOR RELATIONS	Your Vote Counts! WORLD WRESTLING ENTERTAINMENT, INC. 2021 Annual Meeting Vote by May 26, 2021 11:59 PM ET

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You invested in WORLD WRESTLING ENTERTAINMENT, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 27, 2021.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 13, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 27, 2021 11:00 AM EASTERN TIME

Virtually at: www.virtualshareholdermeeting.com/WWE2021

*	Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items			Recommends
1.	Election of Directors
Nominees:
	01) Vincent K. McMahon 02) Nick Khan 03) Stephanie McMahon Levesque 04) Paul Levesque 05) Steve Koonin 06) Erika Nardini 07) Laureen Ong	08) Steve Pamon 09) Frank A. Riddick, III 10) Connor Schell 11) Man Jit Singh 12) Jeffrey R. Speed 13) Alan M. Wexler	For
2.	Ratification of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm.		For
3.	Advisory vote to approve Executive Compensation.		For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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